================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        DATE OF REPORT: DECEMBER 30, 2003
              (DATE OF EARLIEST EVENT REPORTED: DECEMBER 23, 2003)


                               EL PASO CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                           1-14365                     76-0568816
(State or other jurisdiction of      (Commission File Number)         (I.R.S. employer
incorporation or organization)                                     identification number)

                                EL PASO BUILDING
                                 1001 LOUISIANA
                              HOUSTON, TEXAS 77002
               (Address of principal executive offices) (Zip Code)


                                 (713) 420-2600
              (Registrant's telephone number, including area code)


================================================================================

Item 5. Other Events

         On December 23, 2003, we entered into an Underwriting Agreement with Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. relating to the offering and sale (the "Offering") by El Paso of up to 8,790,436 shares of common stock, par value $3.00 per share, of El Paso. On December 23, 2003, we filed a Prospectus Supplement relating to the Offering, dated December 23, 2003, to the Prospectus dated February 27, 2002 (the "Prospectus"), included as part of the Registration Statement on Form S-3 of El Paso (File Nos. 333-82412, 333-82412-01 and 333-82412-02) (the "Registration Statement").

         A copy of an agreement and opinion related to the Offering are attached hereto and are incorporated by reference in their entirety into the Registration Statement.

Item 7. Exhibits.

         (c) Exhibits.

1 Underwriting Agreement, dated December 23, 2003, among the Company and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. in connection with the offer and sale of up to 8,790,436 shares of Common Stock.

5     Opinion of Locke Liddell & Sapp LLP regarding the legality of the Common
      Stock.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2003                    EL PASO CORPORATION



                                            /s/ Jeffrey I. Beason
                                            ------------------------------------
                                            Jeffrey I. Beason
                                            Senior Vice President and Controller
                                            (Principal Accounting Officer)

                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
   1        Underwriting Agreement, dated December 23, 2003, among the Company and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. in connection with the offer and sale of up to 8,790,436 shares of Common Stock.

   5 Opinion of Locke Liddell & Sapp LLP regarding the legality of the Common Stock.